Debt (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Future Principal Payments on Debt

As of December 31, 2012, the future principal payments on the debt are as follows (in thousands):

Year Ending December 31:	Amounts
2013	$2,800
2014	3,989
2015	3,211

Total payments	10,000
Less debt discount	241

Total debt, net of unamortized discount	9,759
Less current portion	2,665

Noncurrent portion	$7,094